SECURED PROMISSORY NOTE

$1,500,000.00                                                January 27, 2000

     FOR VALUE RECEIVED, the undersigned, The Linux Fund, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of Medicore, Inc., a Florida corporation, or its successors and assigns (hereinafter, with any subsequent holder, the "Holder"), at its principal offices located at 2337 West 76th Street, Hialeah, Florida 33016, or at such other place or to such other party as the holder of this Note may from time to time designate in writing, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00) together with interest on the principal balance outstanding from time to time at the fixed rate of ten percent (10%) per annum, computed daily. All payments hereunder shall be made in lawful currency of the United States and in immediately available funds. Interest shall be calculated on the basis of the actual number of days elapsed over a 360-day year. Except as otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Loan Agreement (as herein defined).

     1.   Loan Agreement.  This Secured Promissory Note (the "Note") is being
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issued under and is entitled to the benefits of the Investment and Loan
Agreement dated as of January 27, 2000 (the "Loan Agreement"), to which
Loan Agreement reference is hereby made for a statement of the rights in respect thereto of the Holder of this Note.

     This Note will be secured by the collateral identified and described in
Section 1.2 of the Loan Agreement (the "Collateral"), to which section reference is hereby made for a statement of the rights in respect thereto of the Holder of this Note.

     2.   Payments/Maturity Date.  Unless sooner paid in full, the entire
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unpaid principal of this Note, together with all accrued, but unpaid, interest and all other fees, costs, and charges, if any, shall be due and payable in full on January 26, 2001 (the "Maturity Date"). No payments of principal or interest are required hereunder until the Maturity Date except as otherwise provided herein. If any amounts due under this Note are due on a day which is not a business day, then such amounts shall be due on the next following day which is a regular business day.

     3.   Purpose.  The Company shall use the principal of the loan solely
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for the purpose of perfecting its interest and investment in Helix Code, Inc.
("Helix") and for no other purpose except upon prior written approval of the Holder.

     4.   Application of Payments.  All payments on account of the indebted-
          -----------------------
ness evidenced by this Note prior to demand or acceleration shall be applied first, to any and all costs, expenses, or charges then owed the Holder by the Company, including but not limited to any costs incurred by the Holder under any other document executed as Collateral security for this Note; second, to accrued and unpaid interest; third, to the payment of late charges provided herein; and the balance to the unpaid principal until the full amount of principal and interest has been paid in full. All payments so received after demand or acceleration shall be applied in such manner as the Holder may determine in its sole and absolute discretion.

     5.  Costs of Collections.  If all sums due under this Note are not paid
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in full when due, Company agrees to pay, in addition to the sums due here-
under, all costs of collection (including reasonable attorneys' fees and expenses), whether suit be brought or not.

     6.   No Reborrowing.  All amounts that are borrowed and repaid by the
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Company hereunder shall not be available for reborrowing.

     7.   Prepayment/Acceleration.
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          (a)  Amounts borrowed hereunder together with all accrued interest thereon may be prepaid at any time prior to the Maturity Date.

          (b) In addition, the principal and accrued interest hereunder shall, at Holder's option, become immediately due and payable if, prior to the Maturity Date, there is either (i) a closing of an initial public offering of the Company's Common Stock pursuant to a registration statement declared effective or other qualified public offering under the Securities Act of 1933, as amended, or (ii) a completion by the Company of a financing transaction in which the aggregate proceeds to the Company exceed $8,000,000.

     8.   Certain Default Remedies.
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          (a)  Upon the occurrence of any event constituting an Event of
Default under the terms of the Loan Agreement, the entire balance of the principal and interest upon this Note then owing and unpaid, at the option of the Holder, shall immediately become due and payable. Delay on the part of the Holder of this Note in execution of the right to declare this obliga-tion due shall not be a waiver thereof. In addition, Holder shall have all other rights and remedies available under law.

          (b) Following an acceleration in accordance with this section, the Company shall pay, in addition to the principal and interest due and payable hereon, all costs and expenses of any nature, whether incurred in or out of court, whether incurred before or after the Note becomes due at its Maturity Date or otherwise, whether in law, equity, or in bankruptcy, receivership or any other proceeding (including, but not limited to, reasonable attorneys' fees and expenses) which Holder may deem necessary or proper in connection with the collection of any of the sums due Holder under this Note and the Loan Agreement, or any related documents and transactions.

          (c) In connection with an Event of Default and an action by the Holder with respect to the Collateral (an "Action"), the Collateral shall be valued at fair market value at the Date of Default, and subject to subpara-graph (d), Holder shall be entitled to receive such number of shares of the Company's interests in each of the companies represented in the Collateral, pro rata among such companies, as is equivalent to all amounts due hereunder. If the Company and the Holder are unable to agree on the fair market value of any of the Collateral, the parties shall submit such dispute to binding arbitration under the rules of the American Arbitration Association.

          (d) Notwithstanding anything contained herein to the contrary, upon an Event of Default, the Holder shall be entitled to receive the greater of
(i) all sums due under this Note and the Loan Agreement, whether in the form of cash, Collateral or any combination thereof, or (ii) 50% of the interest of the Company's holdings of each of the companies represented within the Collateral. The Collateral shall be free and clear of all liens, encum-brances and security interests of any kind whatsoever ("Liens"), and shall not be subject to any options, warrants or rights ("Rights") in and to any other party; and the Company shall take whatever action is necessary to remove any Liens and Rights with respect to the Collateral at its sole expense and cost, and to the extent necessary, the Holder may but is not obligated to take any and all action to obtain the Collateral free of any Liens and Rights, and any such costs and expenses to accomplish that result, including attorney's fees and expenses, will be included in the indebtedness due Holder from the Company under this Note; provided, Holder acknowledges that the Company may borrow additional funds from other parties, who will also have an interest in the Collateral, which may be reflected by a col-lateralized pool with such other prospective lenders, but such sharing of interests in the Collateral shall not be of greater priority than the Holder has, and only shall be effective up to the Company's borrowing of an addi-tional $8,000,000, and Holder shall have a superior Lien to any lender's financing and/or liens in excess of $8,000,000.

     9.   Default Interest Rate.  Upon the occurrence, and during the contin-
          ---------------------
uance of, an Event of Default, the rate of interest accruing on the unpaid principal balance hereof and accrued interest thereon shall be increased to a fixed rate of fifteen percent (15%) per annum.

     10.  Maximum Rate of Interest.  This Note is subject to the express
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condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate that could subject the Company to either civil or criminal liability as a result of being in excess of the maximum rate which the Company is permitted by law to contract or agree to pay. If, by the terms of this Note, the Company is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

     11.  Waivers.  All parties to the transaction evidenced by this Note
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hereby jointly and severally waive all exemption rights, whether under any state constitution, homestead exemption or otherwise, and also jointly and severally waive demand, presentment for payment, notice of dishonor, protest valuation and appraisal, notice of protest, notice of dishonor, and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, and consent to all forbearance or waiver of any term hereof or release or discharge by the Holder hereof of the Company, substitution or exchange of any security for the payment hereof or the failure to act on the part of the Holder or any other indulgence shown by the Holder from time to time, in one or more instances (without notice to or further assent from the Company) and the Company agrees that no such action, failure to act or failure to exercise any right or remedy on the part of the Holder shall in any way affect or impair the obli-gations of the Company hereunder or be construed as a waiver by the Holder of or otherwise affect any of the Holder's rights under this Note, under any endorsement or guaranty of this Note, or under any document or instrument evidencing any security for payment of this Note, and the Company expressly agrees that the Maturity Date hereof may be extended from time to time by the written consent of the Holder without in any way affecting the liability of the Company.

     12.  Governing Law.  This Note shall be governed by, and construed in
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accordance with, the laws of the State of New York.

     13.  Severability.  In the event any one or more of the provisions
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contained in this Note shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforce-ability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     14.  No Oral Modifications or Waivers.  This Note may not be changed
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orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     15.  Due Authority and Enforceability.  The representative of the Company
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subscribing below represents that he or she has full power, authority and legal right to execute and deliver this Note and that the debt hereunder con-stitutes a valid and binding obligation of Company.

     16.  CONFESSION OF JUDGMENT.  IF THIS NOTE IS NOT PAID WHEN DUE AND AFTER
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THE EXPIRATION WITHOUT CURE OF ANY GRACE PERIODS, THE COMPANY HEREBY IRRE-
VOCABLY AUTHORIZES ANY CLERK OF ANY COURT OF RECORD OR ANY ATTORNEY TO ENTER IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, OR ANY OTHER STATE OR TERRITORY OF THE UNITED STATES, JUDGMENT BY CONFESSION AGAINST THE COMPANY AND IN FAVOR OF THE HOLDER OF THIS NOTE FOR THE ENTIRE AMOUNT OF THIS NOTE THEN REMAINING UNPAID (INCLUDING PRINCIPAL, ACCRUED INTEREST AND LATE CHARGES), TOGETHER WITH REASONABLE ATTORNEY'S FEES AND COURT COSTS, WITHOUT ISSUANCE OR SERVICE OF PROCESS, STAY OF EXECUTION OR RIGHT OF APPEAL, AND EXPRESSLY WAIVING THE BENEFIT OF ALL EXEMPTION LAWS (WHETHER BY STATE CONSTI-TUTION, HOMESTEAD EXEMPTION OR OTHERWISE) AND ALL IRREGULARITY OR ERROR IN ENTERING SAID JUDGMENT OR THE EXECUTION THEREON AND ALL RIGHTS OF APPEAL AND STAYS OF EXECUTION, AND WILL REPRESENT A DEBT JUSTLY DUE THE HOLDER. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED
TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR

VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED, AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER OF THIS NOTE SHALL ELECT, UNTIL SUCH TIME AS THE HOLDER OF THIS NOTE SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL INDEBT-EDNESS OF THE COMPANY TO THE HOLDER OF THIS NOTE UNDER THE TERMS HEREOF. THE EXECUTION OF THIS NOTE WILL BE DEEMED THE EXECUTION OF THE AFFIDAVIT OF CONFESSION OF JUDGMENT FOR ENTRY OF THE JUDGMENT WHICH HOLDER MAY ENFORCE IN ANY COURT OF COMPETENT JURISDICTION.

     17.  WAIVER OF JURY TRIAL.  THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY
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AND INTENTIONALLY WAIVES THE RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY
LITIGATION BASED HEREON, OR ARISING OUT OF, OR IN CONNECTION WITH THIS NOTE, THE LOAN AGREEMENT AND RELATED DOCUMENTS. THIS PROVISION WAS SPECIFICALLY BARGAINED FOR AND IS A MATERIAL INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT AND MAKE THE LOAN TO THE COMPANY.

     18.  Assignment.  This Note and the obligations hereunder may not be
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assigned by the Company without the prior written consent of the Holder.

     19.  Binding Effect.  This Note shall be binding upon the Company and
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its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

     20.  Headings.  The headings in this Note are for convenience of
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reference only and shall not define or limit any terms or provisions hereof.


                         {signature on next page}

     IN WITNESS WHEREOF, the Company has duly executed this Note as of the day and year first above written.

ATTEST:                                COMPANY:

                                       THE LINUX FUND, INC., a Delaware
                                         corporation

/s/ Lawrence E. Jaffe                     /s/ Wm. Jay Roseman

---------------------------------      By:---------------------------(SEAL)
                                       Name: Wm. Jay Roseman
                                       Title: Co-chairman

STATE OF NEW JERSEY )
                    )   SS:
COUNTY OF BERGEN    )

     The foregoing instrument was acknowledged before me this 27 day of January, 2000 by Wm. Jay Roseman, the Co-Chairman of Linux Fund, Inc., a Delaware corporation, on behalf of the corporation.

                                       /s/ Nancy A. Cox

                                       ---------------------------------
                                       Notary Public

                                                   NANCY A. COX
                                           Notary Public of New Jersey
                                      My Commission Expires march 6, 2000